UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2011
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as specified in Charter)

Missouri	1-11848	43-1627032
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
1370 TIMBERLAKE MANOR PARKWAY
CHESTERFIELD, MISSOURI 63017
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (636) 736-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.    The following document is filed as an exhibit to this report:
12.1	Computation of ratio of earnings to fixed charges and ratio of earnings to fixed charges excluding interest credited under reinsurance contracts

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reinsurance Group of America, Incorporated
By:	/s/ Todd C. Larson
Todd C. Larson
Executive Vice President - Corporate Finance and Treasurer

Date: May 24, 2011

EXHIBIT INDEX
Exhibit Number       Description
12.1	Computation of ratio or earnings to fixed charges and ratio of earnings to fixed charges excluding interest credited under reinsurance contracts